UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 26, 2006
OXiGENE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21990 (Commission File Number)	13-3679168 (I.R.S. Employer Identification No.)
230 Third Ave, Waltham, MA 02451
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 547-5900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On September 26, 2006, OXiGENE, Inc. (“OXiGENE” or the “Company”) entered into an amendment to the Employment Agreement by and between the Company and Joel-Tomas Citron, the Company’s Chairman of the Board of Directors, dated January 2, 2002, as modified on July 16, 2003 (the “Agreement”), which extends the term of the Agreement until the date of the Company’s annual meeting of stockholders to be held in 2007. The amendment to the Agreement extending its term does not change any other provisions of the Agreement, except to reflect a previously reported adjustment to Mr. Citron’s annual base salary to $200,000 that was made on July 16, 2003.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:

Exhibit Number	Description

10.1	Amendment No. 1 to Employment Agreement by and among OXiGENE and Mr. Citron dated September 26, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2006	/s/ James B. Murphy James B. Murphy
Vice President and Chief
Financial Officer

EXHIBITS

Exhibit Number	Description

10.1	Amendment No. 1 to Employment Agreement by and among OXiGENE and Mr. Citron dated September 26, 2006.